Exhibit 99.2

T-Mobile Announces Proposed Offering of Senior Secured Notes

April 1, 2020

BELLEVUE, Wash. — (BUSINESS WIRE) — T-Mobile US, Inc. (NASDAQ: TMUS) (“T-Mobile”) announced today that T-Mobile USA, Inc., its direct wholly-owned subsidiary (“T-Mobile USA”), plans to offer, subject to market and other conditions, senior secured notes in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  T-Mobile USA intends to use the net proceeds of this offering to repay amounts borrowed under the bridge credit agreement it incurred in connection with T-Mobile’s business combination with Sprint Corporation, and the balance, if any, for general corporate purposes, including ongoing liability management.

The notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and in offshore transactions in reliance on Regulation S under the Securities Act. The notes and related guarantees will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the notes, the guarantees or any other securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning T-Mobile. All statements, other than statements of historical fact, including information concerning future results and performance, are forward-looking statements. These forward-looking statements may be identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination with Sprint Corporation (“Sprint”), including anticipated future financial and operating results, synergies, accretion and growth rates, and T-Mobile’s plans, objectives, expectations and intentions. There are several factors that could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, adverse economic, political or market conditions in the U.S. and international markets and other factors such as natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19; the risk that the conditions imposed in connection with the regulatory approvals for the business combination, including the divestiture of Sprint’s Boost Mobile and Sprint prepaid wireless brands and certain other assets to DISH Network Corporation and ongoing commercial and transition services arrangements to be entered into in connection with such divestiture, could adversely affect T-Mobile and/or the expected benefits of the business combination; the ability of T-Mobile to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of T-Mobile’s debt securities or adverse conditions in the credit markets; negative effects of the business combination on the market price of T-Mobile’s common stock and on T-Mobile’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; the incurrence of significant costs and/or assumption of significant liabilities in connection with the business combination; failure to realize the expected benefits and synergies of the business combination in the expected timeframes or at all; costs or difficulties related to the integration of Sprint’s network, operations and financial reporting and internal controls into T-Mobile, including the effects of any material weakness in Sprint’s internal control over financial reporting; the risk of litigation or regulatory actions, including litigation or actions that may arise from T-Mobile’s consummation of the business combination during the pendency of the California Public Utility Commission’s review of the business combination; the inability of T-Mobile to retain and hire key personnel; effects of changes in the regulatory environment in which T-Mobile operates; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; challenges in implementing T-Mobile’s business strategies or funding its operations; breaches of T-Mobile’s and/or its third-party vendors’ networks, information technology and data security, resulting in unauthorized access to customer confidential information; natural disasters, pandemics or public health crises, including the impact of coronavirus, terrorist attacks or similar incidents; and other risks and uncertainties detailed in T-Mobile’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.t-mobile.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. T-Mobile assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

Media Contacts

T-Mobile US Media Relations
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Investor Relations
investor.relations@t-mobile.com